UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 21, 2009
HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On April 21, 2009, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the quarter ended March 31, 2009. Also on April 21, 2009, Huntington made a Quarterly Financial Review available on its web site, www.huntington-ir.com.
     Huntington’s senior management will host an earnings conference call April 21, 2009, at 1:00 p.m. EST. The call may be accessed via a live Internet webcast at www.huntington-ir.com or through a dial-in telephone number at 800-223-1238; conference ID 92645511. Slides will be available at www.huntington-ir.com just prior to 1:00 p.m. EST on April 21, 2009, for review during the call. A replay of the web cast will be archived in the Investor Relations section of Huntington’s web site at www.huntington-ir.com. A telephone replay will be available two hours after the completion of the call through April 30, 2009, at 800-642-1687; conference call ID 92645511.
     The information contained or incorporated by reference in this Current Report on Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) deterioration in the loan portfolio could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success and timing of other business strategies; (6) the nature, extent, and timing of governmental actions and reforms, including the rules of participation for the Troubled Asset Relief Program voluntary Capital Purchase Plan under the Emergency Economic Stabilization Act of 2008, which may be changed unilaterally and retroactively by legislative or regulatory actions; and (7) extended disruption of vital infrastructure. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s 2008 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements contained or incorporated by reference in this Current Report on Form 8-K are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement.
     Certain information provided in the news release regarding provision for credit losses, net charge-offs, nonaccrual loans, nonperforming assets, allowance for loan and lease losses and allowance for credit losses is not presented in accordance with Generally Accepted Accounting Standards (GAAP) because it excludes information about Franklin Credit Management Corporation (Franklin) from the narrative. Below is a reconciliation based on GAAP.

	2009	2008
(in millions)	First	Fourth	First

Provision for credit losses	$291.8	$722.6	$88.7

Total net charge-offs
Total	$341.5	$560.6	$48.4
Franklin	(128.3)	(423.3)	—

Non-Franklin	213.2	137.3	48.4

Provision for credit losses in excess of non-Franklin net charge-offs	$78.6	$585.3	$40.3

	2009	2008
(in millions)	First	Fourth	First

Commercial and industrial net charge-offs
Total	$210.6	$473.4	$10.7
Franklin	(128.3)	(423.3)	—

Non-Franklin	$82.3	$50.1	$10.7

Commercial and industrial average loan balances
Total	$13,541	$13,746	$13,343
Franklin	(628.0)	(1,085.0)	(1,166.0)

Non-Franklin	$12,913	$12,661	$12,177

Commercial and industrial net charge-offs — annualized percentages
Total	6.22%	13.78%	0.32%
Non-Franklin	2.55%	1.58%	0.35%

Total net charge-offs
Total	$341.5	$560.6	$48.4
Franklin	(128.3)	(423.3)	—

Non-Franklin	$213.2	$137.3	$48.4

Total average loan balances
Total	$40,866	$41,437	$40,367
Franklin	(630.0)	(1,085.0)	(1,166.0)

Non-Franklin	$40,236	$40,352	$39,201

Total net charge-offs — annualized percentages
Total	3.34%	5.41%	0.48%
Non-Franklin	2.12%	1.36%	0.49%

Nonaccrual loans
Total	$1,553.1	$1,502.1	$377.4
Franklin	(366.1)	(650.2)	—

Non-Franklin	$1,187.0	$851.9	$377.4

Total loans and leases
Total	$39,548	$41,092	$41,014
Franklin	(494.0)	(650.2)	(1,157.0)

Non-Franklin	$39,054	$40,442	$39,857

NAL ratio
Total	3.93%	3.66%	0.92%
Non-Franklin	3.04%	2.11%	0.95%

Nonperforming assets
Total	$1,775.7	$1,636.4	$520.4
Franklin	(445.7)	(650.2)	—

Non-Franklin	$1,330.0	$986.2	$520.4

Total loans and leases	$39,548	$41,092	$41,014
Total other real estate, net	210.8	122.9	73.9
Impaired loans held for sale	11.9	12.0	66.4
Other NPAs	—	—	2.8

Total nonperforming assets	39,770.7	41,226.9	41,157.1
Franklin	(445.7)	(650.2)	—

Non-Franklin	$39,325.0	$40,576.7	$41,157.1

NPA ratio
Total	4.46%	3.97%	1.26%
Non-Franklin	3.38%	2.43%	1.26%

	2009	2008
(in millions)	First	Fourth	First

Allowance for loan and lease losses
Total	$838.5	$900.2	$627.6
Franklin	—	(130.0)	(115.3)

Non-Franklin	$838.5	$770.2	$512.3

Allowance for credit losses
Total	$885.5	$944.4	$685.2
Franklin	—	(130.0)	(115.3)

Non-Franklin	$885.5	$814.4	$569.9

Total loans and leases
Total	$39,548	$41,092	$41,014
Franklin	(494.0)	(650.2)	(1,157.0)

Non-Franklin	$39,054	$40,442	$39,857

ALLL as % of total loans and leases
Total	2.12%	2.19%	1.53%
Non-Franklin	2.15%	1.90%	1.29%
ACL as % of total loans and leases
Total	2.24%	2.30%	1.67%
Non-Franklin	2.27%	2.01%	1.43%

Allowance for loan and lease losses
Total	$838.5	$900.2	$627.6
Franklin	—	(130.0)	(115.3)

Non-Franklin	$838.5	$770.2	$512.3

Allowance for credit losses
Total	$885.5	$944.4	$685.2
Franklin	—	(130.0)	(115.3)

Non-Franklin	$885.5	$814.4	$569.9

Nonaccrual loans
Total	$1,553.1	$1,502.1	$377.4
Franklin	(366.1)	(650.2)	—

Non-Franklin	$1,187.0	$851.9	$377.4

ALLL as % of NALs
Total	54%	60%	166%
Non-Franklin	71%	90%	136%
ACL as % of NALs
Total	57%	63%	182%
Non-Franklin	75%	96%	151%
     The information contained or incorporated by reference in Item 2.02 of this Form 8-K shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
     The exhibits referenced below shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
(d) Exhibits.
Exhibit 99.1 — News release of Huntington Bancshares Incorporated, dated April 21, 2009.
Exhibit 99.2 — Quarterly Financial Review, March 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: April 21, 2009	By:	/s/ Donald R. Kimble
Donald R. Kimble
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, April 21, 2009.
Exhibit 99.2	Quarterly Financial Review, March 2009.